                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement          / / Confidential, for Use of the Commission
                                             Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

LOGO

                                October 11, 1996

DEAR SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders of SL INDUSTRIES, INC., on Friday, November 15, 1996, at 10:00 in the morning. The meeting will be held in the Grand Salon at the Ramada Regency Palace, Route 73 and Fellowship Road, Mt. Laurel, New Jersey. Prior to the meeting, an 8:30 a.m. breakfast will be held in the Regency Ballroom.

     At this meeting, the shareholders will be asked to elect seven directors to serve during the coming year, to ratify the appointment of a certified public accounting firm to serve as the Company's auditors for the fiscal year 1997, and to consider such other business as may properly come before the meeting.

     We look forward to the attendance of our shareholders because it provides us with an opportunity for hearing your views and for holding informal discussions concerning the progress of SL INDUSTRIES, INC.

     YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          Sincerely yours,

                                          /s/ Owen Farren
                                          ------------------------------------
                                          OWEN FARREN
                                          President and Chief Executive Officer

SL INDUSTRIES, INC.

Corporate Office: SUITE A-114, 520 FELLOWSHIP ROAD,
              MT. LAUREL, NJ 08054

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE is hereby given that the Annual Meeting of Shareholders of SL INDUSTRIES, INC., will be held at the Ramada Regency Palace, Route 73 and Fellowship Road, Mt. Laurel, New Jersey, on Friday, November 15, 1996, at 10:00 in the morning for the following purposes:

          1.  To elect seven directors for the ensuing year;

          2. To ratify the appointment of Arthur Andersen LLP, to serve as the Company's independent auditors for the fiscal year 1997; and,

          3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on September 17, 1996, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                                        By Order of the Board of Directors

                                        /s/ James E. Morris
                                        ---------------------
                                        James E. Morris
                                        Secretary

October 11, 1996
Mount Laurel, New Jersey

                              SL INDUSTRIES, INC.
                                  SUITE A-114
                              520 FELLOWSHIP ROAD
                             MOUNT LAUREL, NJ 08054

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies, by and on behalf of the Board of Directors of SL Industries, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders on November 15, 1996, at 10:00 a.m., and at any adjournment thereof, (the "Annual Meeting"). The Annual Meeting has been called to consider and vote upon the election of seven Directors, the ratification of the appointment of Arthur Andersen LLP as the Company's auditors for the fiscal year 1997, and such other business as may properly come before the meeting. The Company's By-Laws require written notice 21 calendar days in advance of the Annual Meeting to raise business at the Annual Meeting, including the nomination of Directors. Shareholders were sent the complete text of such By-Law provision by letter dated September 8, 1992. Any shareholder wishing an additional copy of such provision should call the Secretary of the Company. This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about October 11, 1996.

                             VOTING BY SHAREHOLDERS

     Only holders of record of the Company's Common Stock, par value $.20 per share (the "Common Stock"), at the close of business on September 17, 1996, are entitled to receive notice of and to vote at the Annual Meeting.

     Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person or represented by proxy. When a proxy in the accompanying form is returned, properly dated and executed, the shares represented thereby will be voted at the Annual Meeting and, if a shareholder specifies a choice with respect to any matter to be acted upon, such shares will be voted in accordance with the specifications so made. A proxy may be revoked at any time prior to being voted by filing a written notice of revocation with the Secretary of the meeting or by voting the shares subject to the proxy by written ballot at the meeting.

     The proxy tabulation will be done by our transfer agent and proxies should be returned in the enclosed business reply envelope. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, a number of directors, officers and other employees of the Company and of its subsidiaries may (without additional compensation) solicit proxies in person or by telephone, telex, facsimile or other electronic means. The Company has also retained MacKenzie Partners, Inc., for a fee of $3,500, to aid in the solicitation of proxies.

     On the record date, September 17, 1996, there were 5,769,780 shares of Common Stock of the Company outstanding. All outstanding shares are of one class. Shareholders have the right to cast one vote for each share held on the record date as to each matter presented at the meeting, except that there is cumulative voting in the election of directors.

     Cumulative voting means that each shareholder may cast a number of votes equal to the number of his or her shares multiplied by the number of directors to be elected (seven at this Annual Meeting) and that he or she may cast all of such votes for a single director or may distribute them among the number to be elected or any two or more of them as he or she may see fit. If a shareholder wishes to distribute his or her cumulative votes in a specific manner, the proxy card should be marked to indicate clearly how the votes are to be distributed among the nominees. For example, the shareholder may write on the proxy card the number of votes to be cast next to the name of the Director or Directors for whom the shareholder desires to cast such votes. Unless indicated to the contrary, if a shareholder strikes out the name of a nominee all the cumulative votes of such shareholder which were otherwise distributable among all of the nominees will instead be distributed among the remaining nominees in the discretion of the proxy holders named therein as described below, unless otherwise indicated. For example, if a shareholder owns 10 shares and strikes out the name of one of the seven nominees listed on the proxy card, all of such shareholder's 70 cumulative votes will be distributed among the remaining six nominees at the discretion of the proxy holders. THE SEVEN CANDIDATES RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE ELECTED.

     All shares represented by each properly executed unrevoked proxy received prior to the Annual Meeting will be voted in accordance with the instructions specified therein, or in the absence of appropriate instructions, for Proposals 1 and 2. With respect to the election of directors, where no vote is specified or where a vote FOR proposal 1 is marked, unless contrary instructions are set forth on the proxy card, the cumulative votes represented by a proxy will be cast for all or fewer than all of the nominees at the discretion of the proxy holders named therein in order to elect as many nominees as believed possible under the then prevailing circumstances. At the present time, the Board has not determined any specific order in which it intends to distribute votes among its nominees.

     Under the ByLaws of the Company, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. The holder of a majority of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. Broker non-votes and abstentions will be counted only for the purpose of determining whether a quorum is present at the meeting. Except for the election of directors, with respect to which there is cumulative voting as more fully described above, all matters to be voted upon at the Annual Meeting must receive the approval of a majority of votes cast at the duly convened Annual Meeting in order to be binding on the Company. For purposes of determining the number of votes cast with respect to any voting matter, only votes cast "for" or "against," in accordance with and subject to Section 402.08 of the rules of the New York Stock Exchange (or any successor provision), are included.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     The Board of Directors does not know of any business to properly come before the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Shareholders. Should any matters properly come before the Annual Meeting or any adjournment thereof, for which specific authority has not been solicited from the shareholders, then, to the extent permissible by law, the persons voting the proxies will use their discretionary authority to vote thereon in accordance with their best judgment.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of shareholders if such approval does not amount to ratification of the action taken at that meeting; (iii) the election of any person to any office for which a bona fide nominee is named in this Proxy Statement and proxy pursuant to Rule 14a-8 or Rule 14a-9 promulgated under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy card will vote in accordance with their best judgment.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Company's Common Stock, as of September 17, 1996 (except as otherwise noted) by: (i) each person or entity (including such person's or entity's address) who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's Directors and nominees for Director who beneficially owns shares, (iii) each Named Executive Officer (as defined under Executive Compensation) who beneficially owns shares, and (iv) all executive officers and Directors as a group. The information presented in the table is based upon the most recent filings with the Securities and Exchange Commission by such persons or upon information otherwise provided by such persons to the Company.

                                                      NUMBER OF SHARES
                 NAME OF BENEFICIAL OWNER           BENEFICIALLY OWNED(1)     PERCENTAGE OWNED
        ------------------------------------------  ---------------------     ----------------
        Dimensional Fund Advisors Inc.............         425,800(2)                7.4%
        1299 Ocean Avenue
        11th Floor
        Santa Monica, CA 90401
        UM Investment Corporation.................         312,100(3)                5.4%
        56 Haddon Avenue
        Haddonfield, NJ 08033
        J. Dwane Baumgardner......................          30,422(4)                  *
        Owen Farren...............................         184,980(5)                3.1%
        Edward A. Gaugler.........................         180,540(6)                3.1%
        George R. Hornig..........................          14,357(7)                  *
        Warren G. Lichtenstein....................         247,000(8)                4.3%
        Salvatore J. Nuzzo........................          44,341(9)                  *
        Robert J. Sanator.........................           5,000                     *
        James E. Morris...........................          28,474(10)                 *
        All Directors and Executive Officers
          as a Group (eight)......................         735,114(11)              12.2%

---------------
 *  Less than one percent (1%).

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Under such rules, shares are deemed to be beneficially owned by a person or entity if such person or entity has or shares the power to vote or dispose of the shares, whether or not such person or entity has any economic interest in such shares. Except as otherwise indicated, and subject to community property laws where applicable, the persons and entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such option or warrant but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity.

 (2) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 425,800 shares, as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors, Inc., serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

 (3) UM Investment Corporation ("UM Investment"), a Delaware corporation, deemed to have beneficial ownership of 312,100 shares, as of July 18, 1996, is a wholly owned subsidiary of UM Holdings, Ltd. ("UM"), a New Jersey corporation having an address at 56 Haddon Avenue, Haddonfield, New Jersey 08033. The principal business of UM Investment is maintaining and managing investments. John Aglialoro and Joan Carter, who are married, are officers and directors of UM and UM Investment and own substantially all of the outstanding capital stock of UM.

 (4) Includes 28,422 shares which Mr. Baumgardner has the right to acquire at any time upon exercise of stock options.

 (5) Includes 69 shares owned jointly by Mr. Farren and his wife, who share voting and investment power, 6,200 shares held in an IRA for Mr. Farren, 17,711 shares beneficially owned as a participant in the Company's Savings and Pension Plan, and 161,000 shares which Mr. Farren has the right to acquire, at any time, upon the exercise of stock options.

 (6) Such shares do not include 942 shares which are owned by Mr. Gaugler's wife, as to which such director disclaims any beneficial ownership.

 (7) Includes 14,357 shares which Mr. Hornig has the right to acquire at any time upon exercise of stock options.

 (8) Includes 230,700 shares which Steel Partners, L.P., beneficially owns and in which Mr. Lichtenstein has a beneficial interest.

 (9) Includes 41,341 shares which Mr. Nuzzo has the right to acquire at any time upon exercise of stock options.

 (10) Includes 4,316 shares owned jointly by Mr. Morris and his wife, who share voting and investment power, 2, 158 shares beneficially owned as a participant in the Company's Savings and Pension Plan, and 22,000 shares which Mr. Morris has the right to acquire at any time upon exercise of stock options.

 (11) Includes 267,120 shares which five (5) directors and executive officers have the right to acquire, at any time, upon the exercise of nonqualified and incentive stock options granted by the Company. Except for 235,085 shares, as to which certain directors and executive officers share voting and investment power, the directors and executive officers have sole voting and investment power as to the shares beneficially owned by them.

                                ELECTION OF DIRECTORS

     At the Annual Meeting, seven persons will be elected to serve as the Company's Board of Directors until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified. Unless otherwise directed, it is intended that shares represented by proxy will be voted by the proxy holders in favor of the election of all the following persons, except that the cumulative votes represented by proxies will be cast for all or fewer than all of the nominees for director at the discretion of the proxy holders named therein in order to elect as many nominees as possible under the circumstances prevailing at the meeting. Discretionary authority to so cumulate votes is hereby solicited. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a director, if elected. Each of the nominees is at present a member of the Board of Directors of the Company. In the event that any of the nominees for director should become unavailable to serve as such, the proxies may be voted for such substitute or substitutes as may be nominated by the Board of Directors of the Company.

     The following table sets forth the name of each nominee for election to the Board of Directors, his age, principal occupation and the name and principal business of any corporation or organization in which such occupation is carried on, and the period during which he has served as director.

                                                                                       SERVED
                                                                                    CONTINUOUSLY
         NAME                               PRINCIPAL OCCUPATION FOR                AS DIRECTOR
      OF NOMINEE        AGE               FIVE YEARS AND DIRECTORSHIPS                 SINCE
----------------------  ----     -----------------------------------------------
J. Dwane                (56)     Chairman of Donnelly Corporation, Inc., a              1990
  Baumgardner(1)(3)(4)           manufacturing company in Holland, Michigan,
                                 since 1986 and Chief Executive Officer since
                                 1982.
Owen Farren(1)(4)       (45)     President and Chief Executive Officer of the           1991
                                 Company since April 1991; from May 1990 to
                                 April 1991, Executive Vice President of the
                                 Company.
Edward A. Gaugler(2)    (77)     An original founder of the Company, served as          1993
                                 President from 1956 to 1960 and as director
                                 from 1956 to 1967; retired for more than five
                                 years.
George R. Hornig(3)(4)  (42)     Managing Director of Deutsche Morgan Grenfell,         1992
                                 Inc. (investment bankers) since 1993; from 1991
                                 to 1993, President and COO of Dubin & Swieca
                                 Holdings, Inc. (money managers)
Warren G.               (31)     Chairman and Director of WGL Capital Corp., a          1993
  Lichtenstein(2)                general partner of Steel Partners, L.P.
                                 (private investment partnership), a Delaware
                                 limited partnership since 1990. Chairman and a
                                 director of Steel Partners, L.L.C., the general
                                 partner of Steel Partners II, L.P. (private
                                 investment partnership), a Delaware limited
                                 partnership, since 1993; Director of Gateway
                                 Industries, Inc. (new business ventures) since
                                 1994; Director of Alpha Technologies Group,
                                 Inc. (thermal management products and
                                 connectors) since 1993; Director of Saratoga
                                 Beverage Group, since 1993.
Salvatore J.            (65)     Chairman of the Company since September 1993;          1988
  Nuzzo(1)(2)                    Chairman and COO of Datron, Inc., a
                                 manufacturing company in Hartford, CT from May,
                                 1996 to Present; Chairman and part owner of
                                 Marine Mechanical Corporation from March 1994
                                 to present; Chairman of the Board of
                                 Technautics Corporation, a manufacturing
                                 company in Cleveland, Ohio, from April 1991 to
                                 March 1994; and CEO from April 1991 to December
                                 1992; retired between March 1988 and April
                                 1991; Director of Avnet Corporation, a
                                 distribution company in New York, New York.
Robert J.               (66)     Dean, College of Management Long Island                1993
  Sanator(2)(3)                  University, from April 1991 to present.

---------------

(1) Member of the Executive Committee.

(2) Member of the Audit Committee.

(3) Member of the Compensation Committee.

(4) Member of the Nominating Committee.

                             THE BOARD OF DIRECTORS

     The Company's Board of Directors has established the following standing committees: the Executive Committee, the Audit Committee, the Nominating Committee and the Compensation Committee. The Executive Committee, which did not meet during the fiscal year 1996, has and may exercise all the authority of the Board, except that the committee cannot make, alter or repeal any Bylaw of the Corporation, elect or appoint any director or remove any officer or director, submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution previously adopted by the Board which by its terms is amendable or repealable only by the Board. The Audit Committee, which met four times during fiscal year 1996, recommends the selection of independent auditors, reviews the scope and results of the annual audit, is advised of and reviews nonaudit services to be provided by the independent auditors, and reviews reports of the independent auditors and of quarterly financial results. The Nominating Committee, which met one time in fiscal year 1996, was constituted on July 14, 1992, to recommend the number and name of persons to be elected by the shareholders as directors of the Company. At the present time there is no procedure by which shareholders can recommend nominees to be considered by the Nominating Committee. The Compensation Committee, which met one time during the fiscal year 1996, recommends the compensation to be paid to executive officers and the stock options to be granted to key employees under the Company's 1991 Long Term Incentive Plan (see Compensation Committee Report). The Board of Directors of the Company met six times during the fiscal year 1996. Each member of the Board attended at least seventy-five percent of the meetings of the Board of Directors and Committees thereof, if a member.

     Non-employee directors are paid quarterly retainer fees of $3,500 (with the exception of Mr. Nuzzo, whose quarterly fee is $5,250), $1,000 for each Board meeting attended, and $500 for each Committee meeting attended. Mr. Farren does not receive director's retainer, Board meeting or committee meeting fees.

     In fiscal year 1993, the Board of Directors adopted a Non-Employee Director Non-Qualified Stock Option Plan (the "Directors' Plan"), which was approved by the shareholders at the Company's 1993 Annual Meeting. Under the Directors' Plan, non-employee Directors have the right annually to elect to receive non-qualified stock options in lieu of all or a stated percentage of retainer and/or attendance fees payable for the upcoming fiscal year. The number of shares covered by such options is determined at the time such fees would otherwise be payable, based upon the fair market value of the Company's Common Stock at such times, except, with respect to an election to defer all such fees, such determination shall be based upon 133% of fair market value at such times. Elections are irrevocable. Under the Directors' Plan, Messrs. Baumgardner, Hornig and Nuzzo elected for fiscal year 1996 to receive non-qualified stock options in lieu of all such fees. In accordance with such elections, Mr. Nuzzo was granted options to acquire 16,362 shares, Mr. Baumgardner was granted options to acquire 11,053 shares, and Mr. Hornig was granted options to acquire 11,706 shares during fiscal year 1996. Messrs. Nuzzo, Baumgardner and Hornig have made the same elections for fiscal year 1997.

     A $50,000 life insurance policy is maintained on each director's life for which the director designates the beneficiary. In addition, upon the retirement of a director who has attained the age of sixty and has completed ten years of service with the Board, the Company will pay $10,000 per year to the retired director for life with a term certain of 10 years. Mr. Farren is ineligible for these benefits. Most of these retirement payments are funded by the purchase of a life insurance policy and provide both a death and retirement benefit, and the Company is both owner and beneficiary of the policy. If the retired director dies after becoming eligible for retirement benefits and before the guaranteed retirement payments have been made, the unpaid balance of the benefits guaranteed will continue to be paid by the Company to the beneficiary designated by him.

                         EXECUTIVE OFFICER COMPENSATION

     The following table sets forth certain information regarding compensation awarded to, earned by or paid to the Chief Executive Officer and the Company's other executive officer whose total annual salary and bonus exceeded $100,000 during fiscal 1996 (the "Named Executive Officers") for services in all capacities during fiscal 1996, 1995, and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                        ---------------
                                              ANNUAL COMPENSATION         SECURITIES         ALL OTHER
             NAME AND                        ----------------------       UNDERLYING        COMPENSATION
        PRINCIPAL POSITION          YEAR     SALARY($)     BONUS($)     OPTIONS/SARs(#)      ($)(1)(2)
        ------------------          -----    ---------     --------     ---------------     ------------
Owen Farren
  President & CEO.................   1996     187,100       81,250           16,000            26,721
                                     1995     171,822(3)    60,000           10,000            26,671
                                     1994     165,000       50,000           10,000            27,273
James E. Morris
  Vice President/Corp.
  Controller/Treasurer &
  Secretary.......................   1996      85,307       31,200            4,000             4,504
                                     1995      81,461       22,000            4,000             4,218
                                     1994      71,173       18,900            4,000             2,784

---------------

(1) Includes Company matching contributions and profit sharing contributions made to the SL Industries, Inc., Savings and Pension Plan for Messrs. Farren and Morris in fiscal year 1994 in the amounts of $6,049 and $3,164, respectively, in fiscal year 1995, in the amounts of $5,446 and $3,554, respectively, and in fiscal year 1996 in the amounts of $5,461 and $3,801, respectively. The Company's contribution to the plan is based on a percentage of the participant's elective contributions up to the maximum defined under the plan and a fixed percentage, determined annually by the Board of Directors, of the participant's total calendar year earnings. Under the plan, benefits are payable at retirement as a lump sum or as an annuity.

(2) Includes premiums paid for group term life insurance for Messrs. Farren and Morris and premiums paid for an ordinary whole life insurance policy on Mr. Farren's life in the face amount of $1,000,000 of which he is the owner with the right to designate beneficiaries.

(3) Mr. Farren elected to defer $3,960 of his fiscal year 1995 salary. The amount earns interest at the rate of 8%, compounded annually, and is payable at retirement. The deferred amount is funded by a life insurance policy where the Company is both owner and beneficiary of the policy.

     Mr. Morris is scheduled to receive a $30,000 per year annuity, $21,000 of which is fully vested, payable at age 65 for life with a term certain of 10 years. This agreement is funded by the purchase of a life insurance policy and provides both a death and retirement benefit, and the Company is both owner and beneficiary of the policy. If the participant dies after becoming eligible for retirement benefits and before the guaranteed retirement benefits have been paid, the unpaid balance of the benefits guaranteed will continue to be paid by the Company to the designated beneficiary.

     Pursuant to a standing resolution of the Board of Directors, upon the death of any executive officer, having more than five (5) years of service, the Company will pay his spouse, over a 36-month period, an amount equal to the officer's salary at his death.

SENIOR EXECUTIVE SEVERANCE PLAN

     On May 1, 1991, the Company entered into a Severance Pay Agreement with Mr. Farren, providing for payment equal to base annual salary or $135,000, whichever is greater, and to continue for a limited time certain fringe benefits in the event of involuntary termination of his employment, or voluntary termination for "good reason." Good reason is defined to include (i) a demotion in position, authority or similar action which would substantially alter the officer's standing in the Company, (ii) a reduction in salary or failure to increase compensation commensurate with other executive officers, (iii) a relocation of the officer's place of employment, (iv) a change of control of the Company, (v) incurring any serious illness or disability, or (vi) any other circumstance as determined by the Board of Directors in good faith.

STOCK OPTIONS

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning options to purchase Common Stock granted under the Company's 1991 Long Term Incentive Plan in fiscal year 1996 to the Named Executive Officers. These options were fully exercisable on the date of grant. The material terms of such options appear in the following table.

                                                                                               POTENTIAL
                                                                                               REALIZABLE
                                   INDIVIDUAL GRANTS                                        VALUE AT ASSUMED
----------------------------------------------------------------------------------------      ANNUAL RATES
                                  NUMBER OF      % OF TOTAL                                  OF STOCK PRICE
                                 SECURITIES     STOCK OPTIONS                                 APPRECIATION
                                 UNDERLYING      GRANTED TO                                FOR OPTION TERM(1)
                                STOCK OPTIONS   EMPLOYEES IN     EXERCISE     EXPIRATION   ------------------
             NAME                GRANTED(#)      FISCAL YEAR    PRICE($/SH)      DATE      5%($)      10%($)
------------------------------  -------------   -------------   -----------   ----------   -----      ------
Owen Farren...................      16,000           12.1%         6.875        9/20/05    69,178     175,312
James E. Morris...............       4,000            3.0%         6.875        9/20/05    17,295      43,828

---------------

(1) The Potential Realizable Value, determined in accordance with SEC rules, assumes annualized market appreciation rates of 5% and 10%, respectively, from a market value of $6.875/share on September 21, 1995 (the date of the grant) to September 20, 2005 (the date of expiration of such options). These assumptions are not intended to forecast future price appreciation of the Company's stock price. The real value of the options in this table depends on the actual performance of the Company's Common Stock during the applicable period, which may increase or decrease in value over the time period set forth above. The Potential Realizable Value does not assume future dividends, stock or cash. The option grant does not accrue cash dividends unless the options are exercised, should dividends be declared.

                   AGGREGATED STOCK OPTION EXERCISES IN LAST
              FISCAL YEAR AND FISCAL YEAR-END STOCK OPTION VALUES

     The following table sets forth the aggregate options to purchase shares of Common Stock of the Company held by the Named Executive Officers at July 31, 1996. No options were exercised during the fiscal year ended July 31, 1996.

                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                     UNDERLYING           IN-THE-MONEY OPTIONS
                                                 UNEXERCISED OPTIONS         AT FISCAL YEAR
                                                AT FISCAL YEAR END(#)            END($)
                                                ---------------------     --------------------
                                                    EXERCISABLE/              EXERCISABLE/
                         NAME                      NONEXERCISABLE            NONEXERCISABLE
        --------------------------------------     --------------            --------------
        Owen Farren...........................        161,000/0                 678,500/0(1)
        James E. Morris.......................         22,000/0                  96,000/0(1)

---------------

(1) Based on the closing price of $8.50 at fiscal year end, less the respective exercise prices.

     The closing market price per common share on the New York Stock Exchange on September 17, 1996, was $10.125.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee members are J. Dwane Baumgardner (Chairman), George R. Hornig and Robert J. Sanator, all of whom are non-employee directors of the Company.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for the establishment of the level and manner of compensation of the Company's two (2) executive officers and certain others. In addition, the Compensation Committee seeks to ensure that sound compensation policies and practices exist and are being followed. The current members of the Compensation Committee are J. Dwane Baumgardner (Chairman), George R. Hornig and Robert J. Sanator, all of whom are non-employee directors of the Company.

     The Compensation Committee believes that executive compensation should be linked to value delivered to shareholders. The Company's compensation programs have been designed to provide a correlation between the financial success of the executive and the shareholders. Both long and short-term incentives are intended to align the interests of executives and shareholders and to reward the executive for building value within the Company.

     The functions of the Compensation Committee are to oversee general compensation policies for the Company's employees, to review and approve compensation packages annually for the Company's executive officers and subsidiary presidents, to approve cash incentive programs for all subsidiaries, and to grant stock options to officers of the Company and other key employees as appropriate. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals, while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys, the compensation levels of executive officers of companies in competing businesses, and recommendations by management. The Compensation Committee may also from time to time consult with independent compensation consultants and others.

     The Committee's current philosophy is to balance short-term performance of executives with achievement of long-range strategic goals resulting in continuously improving shareholder value, and to engender and preserve a sense of fairness and equity among employees, shareholders, and customers. In keeping with that philosophy, it has set the following objectives: (1) to link a significant portion of annual compensation directly to operating performance;
(2) to promote achievement of the Company's long-term strategic goals and objectives; (3) to align the interest of Company executives with long-term shareholder interest; (4) to see that management aligns the interest of Company employees with long-term shareholder interest; and (5) to attract, retain, and motivate executives critical to the Company's long-term success.

     The Company's executive compensation program consists of base salary, annual cash bonus incentive, and stock options. (Along with all other employees, executives also participate in one of the Company's defined contribution pension plans.) Salary levels of executive officers are reviewed annually by the Compensation Committee. Bonus payments are based on the achievement of the Company performance targets and the achievement of individual performance goals. Bonus amounts are calculated after fiscal year-end financial results become available to the Compensation Committee and are determined in accordance with guidelines established by the Compensation Committee. The Company seeks to provide an overall level of compensation that is competitive with other companies in competing businesses and in the Company's geographic markets. Compensation in any particular case will vary on the basis of the Company's annual and long-term performance as well as individual performance.

     The Compensation Committee believes stock options and stock ownership contribute to the aligning of the executive's interests with those of the shareholders. The Company's 1991 Long Term Incentive Plan encourages stock ownership by authorizing the grant of stock options to officers and key employees of the Company. From time to time, the Compensation Committee provides long term incentive compensation in the form of stock options where appropriate as compensation for its executive officers. In determining whether individual stock option grants will be made, the Compensation Committee evaluates each participant's job responsibilities and performance, as well as the perceived potential that the individual has in contributing to the success of the Company.

     The salary for the Company's chief executive officer, Owen Farren, for fiscal year 1997, and bonus for fiscal year 1996 was established by the Compensation Committee based, in large part, on the performance of the Company during fiscal 1996. Options were granted to Mr. Farren in September 1995 and September 1996 in large part to recognize his efforts in making significant progress during the past two fiscal years toward the Board's directives to him of trimming corporate overhead expenses, developing an overall plan for reassessing the Company's strategic direction, and achieving financial and other targets.

                                          Respectfully submitted,

                                          Compensation Committee:
                                               J. Dwane Baumgardner, Chairman
                                               George R. Hornig
                                               Robert J. Sanator

                               PERFORMANCE GRAPH

     The following Performance Graph summarizes the cumulative total shareholder return on an investment of $100 on July 31, 1991 in the Company's Common Stock for the period from that date to July 31, 1996, as compared to the cumulative total return on a similar investment of $100 on that date in stocks comprising the Russell 3000 Stock Index ("RUA") and the S&P Electrical Equipment Group ("S215"). The graph assumes the investment of all dividends.

 Measurement Period                                          S&P Electrical
(Fiscal Year Covered)         SL Industries   Russell 3000   Equipment Group
Oct 91                            87.097         100.095          93.729
Jan 92                           103.977         105.569         103.306
Apr 92                           103.977         105.987         104.640
Jul 92                            87.730         108.303         103.553
Oct 92                            98.285         107.690         104.647
Jan 93                            95.721         114.485         114.549
Apr 93                            92.420         114.226         121.629
Jul 93                            96.542         117.319         129.851
Oct 93                           106.529         122.843         128.234
Jan 94                           103.999         126.322         140.249
Apr 94                           103.999         118.464         127.688
Jul 94                           118.327         119.263         136.159
Oct 94                           111.565         122.952         134.809
Jan 95                           139.536         122.061         141.209
Apr 95                           129.326         132.794         154.618
Jul 95                           157.468         146.371         162.560
Oct 95                           219.087         151.181         171.333
Jan 96                           192.443         164.226         207.775
Apr 96                           213.062         170.631         212.065
Jul 96                           234.449         164.421         218.949

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Arthur Andersen LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending July 31, 1997, subject to ratification of such appointment by shareholders. The submission of the appointment of Arthur Andersen LLP for ratification by the shareholders is not required by law or by the Company's Bylaws and is being done for the sole purpose of ascertaining the views of the shareholders of the Company with respect to such appointment. The Company shall not be bound by such shareholder action if the shareholders do not ratify the appointment, in which event the selection of other independent certified public accountants may be considered by the Board of Directors. Representatives of Arthur Andersen LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1997 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of the Corporation at the Corporation's principal executive offices at Suite A-114, 520 Fellowship Road, Mount Laurel, New Jersey 08054, no later than June 12, 1996.

                                 OTHER MATTERS

     THE ANNUAL REPORT OF THE COMPANY FOR ITS FISCAL YEAR ENDED JULY 31, 1996, WAS MAILED ON OCTOBER 11, 1996, TO ALL SHAREHOLDERS OF RECORD. COPIES OF THE COMPANY'S FORM 10-K REPORT FOR THAT YEAR, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS BY
WRITING: JAMES E. MORRIS, SECRETARY, SL INDUSTRIES, INC., SUITE A-114, 520 FELLOWSHIP ROAD, MOUNT LAUREL, NEW JERSEY 08054.

     The Board of Directors does not know of any matters other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

                                          By Order of the Board of Directors

                                          /s/ James E. Morris
                                          -------------------------

                                          James E. Morris
                                          Secretary

                  SL INDUSTRIES, INC. SAVINGS AND PENSION PLAN
                     CONFIDENTIAL VOTING INSTRUCTION SHEET

                 Relating to the Annual Meeting of Shareholders
                        to be held on November 15, 1996



TO:  CORESTATES BANK, N.A.

        The undersigned participant ("Participant") in the SL Industries, Inc., Savings and Pension Plan (the "Plan") hereby instructs you that the shares of common stock of SL Industries, Inc. ("SL"), allocated to the Participant's account or accounts under the Plan as of July 31, 1996 (the "Shares"), be voted as specified below at the Annual Meeting of Shareholders to be held on November 15, 1996 (and at any adjournment or postponement thereof).

        IF ITEM 1 BELOW IS CHECKED, THERE IS NO NEED TO COMPLETE ITEMS 2 AND 3.

        With respect to Item 2, Election of Directors, if no instructions are given, the Shares are to be voted in the same proportion as all Shares for which Participants shall have submitted instructions. If instructions are provided for the election of directors, the undersigned Participant's cumulative votes are to be distributed evenly among the nominees selected, unless instructions to the contrary are given in the space provided.

        With respect to Item 3, if no instruction is given, the Shares are to be voted in the same proportion as all Shares for which Participants shall have submitted instructions.

1.      _____   VOTE SHARES ON ALL ISSUES AS RECOMMENDED BY MANAGEMENT OF SL.

2.              ELECTION OF DIRECTORS - NOMINEES

                J. DWANE BAUMGARDNER, OWEN FARREN, EDWARD A. GAUGLER, GEORGE R. HORNIG, WARREN G. LICHTENSTEIN, SALVATORE J. NUZZO, ROBERT J. SANATOR

                The Shares are to be voted for directors as follows:

        _____   For all or any of the nominees listed above (except as
                stricken out above)
        _____   Specific instructions (for example, to cumulate votes for one or more named nominees)
                ________________________________________________________________
                ________________________________________________________________

3.              APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE FISCAL
                YEAR 1997

        _____   For the appointment of Arthur Andersen LLP as auditors for the fiscal year 1997
        _____   Against the appointment of Arthur Andersen LLP as auditors for the fiscal year 1997
        _____   No instruction


                                     Signature: ________________________________

                                     Dated: ____________________________________

SAVINGS AND PENSION PLAN
C/O CORESTATES BANK, N. A.
FCI-3-86-7
P.O. BOX 13839
PHILADELPHIA, PA 19101-3839

                                                   October 11, 1996

To the Participants in the
SL Industries, Inc., Savings and Pension Plan

Ladies and Gentlemen:

        Enclosed is the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 11, 1996, which has been sent to SL Industries, Inc.'s ("SL"), shareholders of record September 17, 1996, in connection with the Annual Meeting of Shareholders ("Annual Meeting") to be held Friday, November 15, 1996.

        SL is also providing to each of you a copy of its Annual Report for the fiscal year ended July 31, 1996. If you would like to receive an extra copy of the Annual Report, please call or write to Ms. June Jenkins Hodges, Assistant Treasurer, at SL, as follows: SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mt. Laurel, New Jersey 08054 (tel. (609) 727-1500 extension 5681).

        As a participant in the SL Industries, Inc., Savings and Pension Plan (the "Plan"), you are entitled to vote all of the shares of common stock of SL held in the Plan for your benefit as of the record date ("Shares") for any annual or special meeting of SL's shareholders. This means that you may give instructions - in a manner which affords you complete confidentiality - as to how such shares are to be voted on any and all matters to be considered at the Annual Meeting by following the instructions below. Instructions from the Participants will be sent directly to a neutral organization, which will tabulate the voting instructions and provide us with the totals only.

INSTRUCTIONS

        You are entitled to give voting instructions for the number of shares of SL common stock indicated on the enclosed Voting Instruction Sheet. Please complete, sign and date the Voting Instruction Sheet and send it promptly to CoreStates Bank, N.A. ("CoreStates"), in the enclosed envelope, which requires no postage if mailed in the United States.

        CoreStates will count and total the votes of each Participant whose Voting Instruction Sheet is received by the close of business on Tuesday, November 12, 1996. CoreStates will then report only the totals to us. CoreStates will keep your individual instructions confidential and will not disclose them to us, SL or any other person. We will then vote the shares at the Annual Meeting (either in person or by proxy) in accordance with the totals provided to us by CoreStates.

        As required by the Plan, Shares as to which no voting instructions are received by CoreStates will be totaled by CoreStates and voted by us in the same proportion as the Shares for which instructions have been received.

        Since the Annual Meeting will be held on November 15, 1996, it is important that you send your Voting Instruction Sheet to CoreStates promptly.

                               Sincerely yours,

           /s/ JAMES E. MORRIS                  /s/ ROBERT J. SANATOR
           -------------------                  ---------------------
           James E. Morris                      Robert J. Sanator
               Trustee                                 Trustee

                              SL INDUSTRIES, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SL INDUSTRIES,
                                      INC.
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 15, 1996

    The undersigned shareholder of SL Industries, Inc., a New Jersey corporation, does hereby constitute and appoint J. Dwane Baumgardner and Edward
A. Gaugler, and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as specified below all of the common shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Ramada Regency Palace, Route 73 and Fellowship Road, Mount Laurel, New Jersey, on November 15, 1996, at 10:00 in the morning, and at any adjournment thereof. This proxy revokes all prior proxies given by the undersigned.

    This proxy, when properly executed, will be voted in the manner directed below. With respect to the election of directors, where no vote is specified or where a vote FOR proposal (1) is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless indicated to the contrary, if you strike out the name of a nominee, all your cumulative votes will be distributed among the remaining nominees at the discretion of the proxies. Where no vote is specified, this proxy will be voted FOR management Proposal (2) as recommended by the Board of Directors. The individuals named above are authorized to vote in their discretion on any other matters that properly come before the meeting.

                                  (Continued and to be signed on the other side)

(Continued from other side)
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

(1) ELECTION OF DIRECTORS    NOMINEES:  J. DWANE BAUMGARDNER; OWEN FARREN;
    EDWARD A. GAUGLER; GEORGE R. HORNIG; WARREN G. LICHTENSTEIN; SALVATORE J. NUZZO; ROBERT J. SANATOR.

    / / FOR the election as directors for the ensuing year of all or any nominees listed above (except as stricken out above) (TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC NOMINEES, CHECK THE FOREGOING BOX AND STRIKE OUT OR LINE THROUGH SUCH NOMINEE'S NAME ON THE LIST ABOVE.)

    / / WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

(2) RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE FISCAL YEAR 1996

                   / / FOR      / / AGAINST      / / ABSTAIN

(3) Upon all other matters properly coming before the meeting.

                                              Dated:___________________ , 1996

                                              Signature:______________________
                                              Signature:______________________
                                              Title:__________________________
                                              Please sign exactly as your name
                                              appears hereon. Executors,
                                              administrators or trustees should
                                              indicate their capacities. If
                                              stock is held in joint names, both
                                              registered holders should sign.
                                              This proxy shall vote all shares
                                              held in all capacities to which
                                              the signatory is entitled.